Exhibit (q)

bitwise funds trust

power of attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Johanna Collins-Wood And Paul (Teddy) Fusaro and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-1A or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

in witness whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 9th day of September, 2026.

/s/ James Bebrin III
James Bebrin III

State of NY	)
	)	SS
County of Queens	)

On this 9th day of September, 2026, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official seal”

Queens Country	/s/ Notary Public
Notary Public, State of NY	Notary Public

My Commission Expires: 03/06/2030

PRITY GUPTA
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GU6422656
Qualified in Queens County
My Commission Expires 03-06-2030

bitwise funds trust

power of attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Johanna Collins-Wood And Paul (Teddy) Fusaro and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-1A or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

in witness whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 9th day of September, 2026.

/s/ Tracy Castle-Newman
Tracy Castle-Newman

State of NY	)
	)	SS
County of Queens	)

On this 9th day of September, 2026, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official Seal”

Queens	/s/ Notary Public
Notary Public, State of NY	Notary Public

My Commission Expires: 03/06/2030

PRITY GUPTA
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GU6422656
Qualified in Queens County
My Commission Expires 03-06-2030

bitwise funds trust

power of attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Johanna Collins-Wood And Paul (Teddy) Fusaro and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-1A or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

in witness whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 9th day of September, 2026.

/s/ Terrence Olson
Terrence Olson

State of NY	)
	)	SS
County of Queens	)

On this 9th day of September, 2026, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“official seal”

Queens County	/s/ Notary Public
Notary Public, State of NY	Notary Public

My Commission Expires: 03/06/2030

PRITY GUPTA
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GU6422656
Qualified in Queens County
My Commission Expires 03-06-2030

bitwise funds trust

power of attorney

Know All Persons By These Presents, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Johanna Collins-Wood And Paul (Teddy) Fusaro and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file on behalf of the Bitwise Funds Trust one or more registration statements on Form N-14, Form N-1A or any other form of registration statement promulgated under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of securities thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

in witness whereof, the undersigned trustee of the above-referenced organization has hereunto set his hand this 9th day of September, 2026.

/s/ Jena Watson
Jena Watson

State of NY	)
	)	SS
County of Queens	)

On this 9th day of September, 2026, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

“Official seal”

Queens County	/s/ Notary Public
Notary Public, State of NY	Notary Public

My Commission Expires: 03/06/2030

PRITY GUPTA
NOTARY PUBLIC-STATE OF NEW YORK
No. 01GU6422656
Qualified in Queens County
My Commission Expires 03-06-2030